EXHIBIT 23.2
                       CONSENT OF INDEPENDANT ACCOUNTANTS

We consent to the incorporation by reference in this registration statement on Form S-3 of our report dated February 27, 1998, on our audits of the financial statements of 1818 Oil Corp. included in Form 8-K/A filed on May 29, 1998. We also consent to the reference to our firm under the caption "Experts."

                                             /s/ PricewaterhouseCoopers LLP

                                             PRICEWATERHOUSECOOPERS LLP

New York, New York
July 29, 1998